UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario	000-55991	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15315 W. Magnolia Blvd., Suite 120
 Sherman Oaks, California, United States 91403
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 979-1897

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Petroteq Energy Inc. (the "Company") has effected the following offers and sales of unregistered securities:

1. On January 12, 2022, the Company issued a total of 266,903 common shares upon exercise of common stock purchase warrants at an exercise price of $0.055 per share. The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

2. On January 14, 2022, the Company issued a total of 569,395 common shares upon exercise of common stock purchase warrants at an exercise price of $0.0562 per share. The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

3. On January 17, 2022, the Company issued a total of 2,669,039 common shares upon exercise of common stock purchase warrants at an exercise price of $0.0562 per share. The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

4. On January 17, 2022, the Company issued a total of 83,333 common shares upon exercise of common stock purchase warrants at an exercise price of $0.12 per share. The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

5. On January 20, 2022, the Company issued a total of 8,896,797 common shares upon exercise of common stock purchase warrants at an exercise price of $0.0562 per share. The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

6. On January 20, 2022, the Company issued a total of 8,333,333 common shares upon exercise of common stock purchase warrants at an exercise price of $0.12 per share. The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

7. On January 21, 2022, the Company issued 833,333 common shares at a deemed issue price of $0.12 per share to an offshore arm's length offshore lender upon conversion of $100,000 of principal under a convertible note issued on July 24, 2021.  The common shares were issued to the lender in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.

8. On January 24, 2022, the Company issued a total of 833,333 common shares upon exercise of common stock purchase warrants at an exercise price of $0.12 per share. The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

9. On January 24, 2022, following receipt of the approval of the TSX Venture Exchange, the Company issued 833,333 common shares upon exercise of common stock purchase warrants at an exercise price of $0.12 per share.  The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

10. On January 26, 2022, following receipt of the approval of the TSX Venture Exchange, the Company issued 641,046 common shares at a deemed issue price of $0.094 per share to an arm's length offshore institutional lender upon conversion of $60,258.33 of accrued and outstanding interest under a secured convertible note issued on November 6, 2020.  The common shares were issued to the lender in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.

11. On January 26, 2022, following receipt of the approval of the TSX Venture Exchange, the Company issued a total of 1,681,488 common shares at a deemed issue price of $0.094 per share to an arm's length institutional accredited investor upon conversion of the following indebtedness: (a) $22,500 representing accrued and unpaid interest under a convertible debenture issued on October 12, 2012; (b) $110,560, comprised of the original issue discount in the amount of $80,000 under a convertible debenture issued on August 19, 2019, and accrued and unpaid interest thereon in the amount of $30,560; and (c) $25,000, representing the original issue discount under a convertible debenture issued on August 7, 2020.  The common shares were issued to the lender in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.

12. On January 26, 2022, following receipt of the approval of the TSX Venture Exchange, the Company issued 6,250,000 units of the Company, which were offered and sold at a price of $0.12 per unit for aggregate gross proceeds of $750,000. Each unit consisted of one common share of the Company, and (ii) one transferable common share purchase warrant. Each warrant entitles the holder thereof to acquire one additional common share of the Company at $0.128 per share until January 26, 2024.  The Company offered and sold the units to the subscriber in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

13. On January 26, 2022, following receipt of the approval of the TSX Venture Exchange, the Company issued a total of 20,833,333 common shares upon exercise of common stock purchase warrants at an exercise price of $0.12 per share. The common shares were issued to an institutional accredited investor in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

14. On January 26, 2022, the Company issued a total of 166,666 common shares upon exercise of common stock purchase warrants at an exercise price of $0.12 per share. The common shares were issued in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

15. On February 1, 2022, the Company issued: (a) 8,582,500 common shares upon exercise of common stock purchase warrants at an exercise price of $0.055 per share; and (b) 5,208,333 common shares upon exercise of common stock purchase warrants at an exercise price of $0.12 per share. The common shares were issued to two accredited investors in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

All securities referred to herein have been issued as "restricted securities" as defined in Rule 144 under the U.S. Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.

DATE: March 8, 2022	By:	/s/ Vladimir Podlipskiy
Dr. Vladimir Podlipskiy
Interim Chief Executive Officer

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